UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 25, 2007
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1901 Churn Creek Road
Redding, California		96002

(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: (530) 722-3939
1951 Churn Creek Road, Redding, California
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. June 30, 2007 8,908,880

Section 8 — Other Events
Item 8.01. Other Events
Press announcement second quarter earnings release
Section 9 — Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Bank of Commerce Holdings second quarter earnings release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2007	/s/ Linda J. Miles

By: Linda J. Miles
Executive Vice President & Chief Financial Officer

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